Exhibit 99.1

Press Release

Exar Corporation Announces First Quarter Fiscal Year 2016 Financial Results

First Quarter Non-GAAP Operating Profit of $5.3 Million and EPS of $0.10

August 4, 2015, Fremont, CA - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal semiconductor components and system solutions serving the industrial and embedded, high-end consumer and infrastructure markets, today announced financial results for the Company's first fiscal quarter of 2016, which ended on June 28, 2015.

First Quarter Fiscal Year 2016 Highlights

●

For the first fiscal quarter, the Company reported revenue of $40.4 million, an increase of 24% versus the same quarter in the prior year. Prior year revenue has been adjusted to eliminate the impact of deferred revenue write-down under business combination accounting.

●	On a non-GAAP basis, gross margin was 49.5%, and operating income was $5.3 million, or 13.0% of revenue. Non-GAAP earnings per diluted share (“EPS”) was $0.10, up from $0.02 in the prior year.

●	GAAP gross margin was 43.1% and net operating loss was $2.3 million. GAAP loss per diluted share was $0.05.

Louis DiNardo, Exar’s President and CEO, commented, “Clearly the semiconductor industry was impacted in the June quarter by a weakening demand environment and resulting inventory correction, however we were able to meet our expectations for the quarter.” Mr. DiNardo continued, “While the near-term will likely be impacted by global uncertainties, we are confident in what we have achieved with new product development and innovative mixed signal solutions. This is evident as the new design wins for our advanced products are strong.” In the first quarter of fiscal 2016, the Company continued to introduce innovative new products and win major opportunities, including:

●

Force Sensor Interface – The XR10910 Force Sensor Interface is a highly integrated analog sensor front end (AFE) that provides calibration of sensor outputs designed specifically for industrial and consumer force sensing applications. Mr. DiNardo commented, “The XR10910 is a ground-breaking product which puts us firmly ahead of our competition in the force sensing area. We have developed a healthy pipeline of opportunities for industrial applications and we have our first high profile design wins in the fast moving consumer field which will begin shipping this quarter.”

●

Point-of-Load – The XR76203/05/08 are new additions to the PowerBloxTM family, extending the input voltage of the portfolio to 40V to address industrial and automotive applications. The PowerBloxTM portfolio of DC-DC regulators offers exceptional line regulation and efficiency, using Exar's proprietary emulated current mode Constant On-Time (COT) control loop and addressing industrial and computing markets. Mr. DiNardo commented, “We have secured our first major server design win with a 15 and 20A PowerBloxTM solution and expect production to begin during the second half of the year.”

●

Display Solutions – The iML2911 GVCOMTM, common mode voltage amplifier, provides the next generation in performance and energy savings for tablets and notebooks. By offering a solution that adds two additional power supply voltages, the device results in a 50% saving of energy for still images and 25% to 30% savings for dynamic display images without affecting the quality.

Mr. DiNardo continued, “While we see modest growth in end customer demand, our outlook in the near term reflects the macro economic uncertainties and resulting inventory correction.”

For the second quarter ending September 27, 2015, the Company expects revenue to decline sequentially 5% to 9%, non-GAAP Gross Margin to be in the range of 48% to 50%, and non-GAAP EPS on a fully diluted basis to be in the range of $0.06 to $0.09.

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in combination with its press release. These remarks are offered to provide stockholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with the press release.

As previously scheduled, the conference call will begin today, August 4, 2015 at 4:45 pm EDT (1:45 p.m. PDT). The prepared remarks will not be read on the call. To access the conference call, please dial (719) 325-2308 or (888) 539-3678. In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar Corporation designs, develops and markets high performance integrated circuits and system solutions for the industrial & embedded systems communications, high-end consumer and infrastructure markets. Exar's broad product portfolio includes analog, display, LED lighting, mixed-signal, power management, connectivity, data management and video processing solutions. Exar has locations worldwide providing real-time customer support.

For more information, visit http://www.exar.com.

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact: Ryan Benton, SVP, GA Services and CFO

Phone: (510) 668-7201

Email: investorrelations@exar.com

-Tables follow-

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

Non-GAAP Results	THREE MONTHS ENDED
	JUNE 28, 2015		MARCH 29, 2015		JUNE 29, 2014
Industrial & Embedded Systems	$20,575	51%	$20,021	46%	$18,867	58%
High-End Consumer	13,536	33%	16,072	36%	5,332	16%
Infrastructure	6,311	16%	7,764	18%	8,428	26%
Net Sales	$40,422	100%	$43,857	100%	$32,627	100%

Gross Profit	$19,992	49.5%	$21,348	48.7%	$15,732	48.2%
Operating Expenses	$14,723	36.4%	$15,490	35.3%	$15,040	46.1%
Income from operations	$5,269	13.0%	$5,858	13.4%	$692	2.1%
Net income	$5,078	12.6%	$5,642	12.9%	$860	2.6%
Net income per share
Basic	$0.11		$0.12		$0.02
Diluted	$0.10		$0.11		$0.02

GAAP Results	THREE MONTHS ENDED
	JUNE 28, 2015		MARCH 29, 2015		JUNE 29, 2014
Industrial & Embedded Systems	$20,575	51%	$20,021	46%	$18,867	61%
High-End Consumer	13,536	33%	16,072	36%	3,424	11%
Infrastructure	6,311	16%	7,764	18%	8,428	28%
Net Sales	$40,422	100%	$43,857	100%	$30,719	100%

Gross Profit	$17,437	43.1%	$17,948	40.9%	$10,956	35.7%
Operating Expenses	$19,776	48.9%	$20,294	46.3%	$22,308	72.6%
Income (loss) from operations	$(2,339)	-5.8%	$(2,346)	-5.3%	$(11,352)	-37.0%
Net income (loss)	$(2,510)	-6.2%	$(2,914)	-6.6%	$(12,105)	-39.4%
Net income (loss) per share
Basic	$(0.05)		$(0.06)		$(0.26)
Diluted	$(0.05)		$(0.06)		$(0.26)

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the demand for our products and the anticipated trends in our sales and profits, future opportunities that are available to the Company, the Company’s financial outlook expectations for the second quarter ending September 27, 2015, existence of any viable strategic alternatives and whether any future decisions by the Company will enhance stockholder value, are forward-looking statements. The forward-looking statements are dependent on certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. For a discussion of these risks and uncertainties, the Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission, or SEC, filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 29, 2015, which is on file with the SEC and available on our Investor webpage and on the SEC website at www.sec.gov, and the risks and uncertainties of whether any strategic alternative will be identified by the Board of Directors, whether it will be pursued, whether it will receive Board of Directors and stockholder approval if necessary, whether it will be consummated and, if consummated, whether it will enhance value for all stockholders of Exar. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

There can be no assurance that Exar’s review of strategic alternatives will result in any specific action. Exar does not currently intend to disclose further developments with respect to this process unless and until its Board of Directors approves a specific action or otherwise concludes the review of strategic alternatives.

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, impairment charges, technology licenses, restructuring charges and exit costs which include costs for personnel whose positions have been eliminated as part of a restructuring or are in the process of being eliminated as part of the discontinuation of a product line, provisions for dispute resolutions, merger and acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, the write-down of deferred revenue under business combination accounting, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  This financial measure may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED
	JUNE 28,	MARCH 29,	JUNE 29,
	2015	2015	2014

Net sales	$29,045	$33,805	$21,698
Net sales, related party	11,377	10,052	9,021
Total net sales	40,422	43,857	30,719

Cost of sales:
Cost of sales (1)	15,581	19,012	12,353
Cost of sales, related party	4,916	3,951	3,838
Amortization of purchased intangible assets and inventory step-up cost	2,468	2,525	3,545
Restructuring charges and exit costs	-	1,213	27
Warranty reserve	20	(792)	-
Total cost of sales	22,985	25,909	19,763
Gross profit	17,437	17,948	10,956
Operating expenses:
Research and development (2)	9,477	8,517	8,481
Selling, general and administrative (3)	10,299	10,845	10,208
Merger and acquisition costs	-	393	4,050
Impairment of intangible assets	-	539	-
Net change in fair value of contingent consideration	-	-	(431)
Total operating expenses	19,776	20,294	22,308
Loss from operations	(2,339)	(2,346)	(11,352)

Other income and expense, net:
Interest income and other, net	(14)	16	290
Interest expense	(52)	(56)	(486)
Impairment of long term investment	-	(509)	-
Total other income and expense, net	(66)	(549)	(196)

Loss before income taxes	(2,405)	(2,895)	(11,548)
Provision for income taxes	105	19	692
Net loss before noncontrolling interest	(2,510)	(2,914)	(12,240)
Net loss attributable to noncontrolling interest	-	-	135
Net loss attributable to Exar	$(2,510)	$(2,914)	$(12,105)

Net loss per share:
Basic	$(0.05)	$(0.06)	$(0.26)
Diluted	$(0.05)	$(0.06)	$(0.26)

Shares used in the computation of net loss per share:
Basic	47,927	47,516	47,236
Diluted	47,927	47,516	47,236

(1) Stock-based compensation included in cost of sales	$87	$122	$260
(2) Stock-based compensation included in R&D	449	537	812
(3) Stock-based compensation included in SG&A	1,401	2,006	2,055

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	JUNE 28,	MARCH 29,	JUNE 29,
	2015	2015	2014
ASSETS

Current assets:
Cash and cash equivalents	$55,760	$55,233	$123,161
Restricted cash	-	-	26,000
Accounts receivable, net	25,434	27,459	26,596
Accounts receivable, related party, net	541	1,663	2,524
Inventories	33,333	30,767	31,988
Other current assets	3,973	3,090	5,717
Total current assets	119,041	118,212	215,986

Property, plant and equipment, net	24,637	26,077	20,644
Goodwill	44,871	44,871	45,017
Intangible assets, net	82,732	86,102	109,041
Other non-current assets	7,821	7,838	1,448
Total assets	$279,102	$283,100	$392,136

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$16,437	$13,526	$15,883
Accrued compensation and related benefits	4,736	5,649	6,271
Deferred income and allowances on sales to distributors	3,597	3,362	3,737
Deferred income and allowances on sales to distributors, related party	3,596	6,982	9,962
Short-term debt financing	-	-	65,000
Other current liabilities	20,124	21,287	16,257
Total current liabilities	48,490	50,806	117,110

Long-term lease financing obligations	4,629	5,069	40
Other non-current obligations	4,420	4,393	10,651
Total liabilities	57,539	60,268	127,801

Stockholders' equity:
Exar Corporation stockholders' equity	221,563	222,832	246,598
Noncontrolling interest	-	-	17,737
Total stockholders' equity and noncontrolling interest	221,563	222,832	264,335
Total liabilities, stockholders' equity and noncontrolling interest	$279,102	$283,100	$392,136

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED
	JUNE 28,	MARCH 29,	JUNE 29,
	2015	2015	2014

GAAP net sales	$40,422	$43,857	$30,719
Deferred revenue write-down	-	-	1,908
Non-GAAP net sales	$40,422	$43,857	$32,627

GAAP gross profit	$17,437	$17,948	$10,956
GAAP gross margin	43.1%	40.9%	35.7%
Stock-based compensation	87	122	260
Amortization of purchased intangible assets and inventory step-up cost	2,468	2,525	3,545
Warranty Reserve	-	(460)	-
Deferred revenue write-down and associated costs	-	-	944
Restructuring charges and exit costs	-	1,213	27
Non-GAAP gross profit	$19,992	$21,348	$15,732
Non-GAAP gross margin	49.5%	48.7%	48.2%

GAAP operating expenses	$19,776	$20,294	$22,308
Stock-based compensation - R&D	449	537	812
Stock-based compensation - SG&A	1,401	2,006	2,055
Amortization of purchased intangible assets	898	792	413
Impairment of intangibles	-	539	-
Restructuring charges and exit costs, net	1,637	537	369
Merger and acquisition costs	668	393	4,050
Net change in fair value of contingent consideration	-	-	(431)
Non-GAAP operating expenses	$14,723	$15,490	$15,040

GAAP operating loss	$(2,339)	$(2,346)	$(11,352)
Stock-based compensation	1,937	2,665	3,127
Amortization of purchased intangible assets and inventory step-up cost	3,366	3,317	3,958
Warranty Reserve	-	(460)	-
Deferred revenue write-down and associated costs	-	-	944
Impairment of intangibles	-	539	-
Restructuring charges and exit costs, net	1,637	1,750	396
Merger and acquisition costs	668	393	4,050
Net change in fair value of contingent consideration	-	-	(431)
Non-GAAP operating income	$5,269	$5,858	$692

GAAP net loss	$(2,510)	$(2,914)	$(12,105)
Stock-based compensation	1,937	2,665	3,127
Amortization of purchased intangible assets and inventory step-up cost	3,366	3,317	3,958
Warranty Reserve	-	(460)	-
Deferred revenue write-down and associated costs	-	-	944
Impairment Charges	-	1,048	-
Restructuring charges and exit costs, net	1,637	1,750	396
Merger and acquisition costs	668	393	4,497
Net change in fair value of contingent consideration	-	-	(431)
Net loss attributable to noncontrolling interest	-	-	(135)
Income tax effects	(20)	(157)	609
Non-GAAP net income attributable to Exar	$5,078	$5,642	$860

GAAP net loss per share
Basic	$(0.05)	$(0.06)	$(0.26)
Diluted	$(0.05)	$(0.06)	$(0.26)

Non-GAAP net income per share
Basic	$0.11	$0.12	$0.02
Diluted	$0.10	$0.11	$0.02

Shares used in the computation of Non-GAAP net income per share:
Basic	47,927	47,516	47,236
Diluted	50,167	49,877	49,826

Net cash provided (used) by operations	$1,562	$2,370	$(8,137)
Less purchases of fixed assets and IP	(105)	(1,478)	(551)
Free cash flow	$1,457	$892	$(8,688)

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